September 2020 Etrasimod IBD Program Update Exhibit 99.1

Forward Looking Statements September 2020 • This presentation includes forward-looking statements that involve a number of risks and uncertainties, including statements about Arena’s business, catalysts, value, our investigative stage drug candidates, including with respect to their potential (including to become first or best-in-class), safety, efficacy, indications, significance of data, development plans, trial designs, differentiation, the market and unmet needs, commercialization, expected data readouts and other timelines, initiation and progress of clinical trials and regulatory approval; our focus, goals, strategy, plans, timelines and guidance; our partnered programs; and other statements that are not historical facts, including statements that may include words such as “can,” “may,” “will,” “intend,” “plan,” “expect,” “believe,” “potential,” “opportunity,” “up to” or other similar words. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from expectations, and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the time they were made. Factors that could cause actual results to differ materially from such statements include, without limitation: Drug development programs are expensive, time consuming, uncertain and susceptible to change, interruption, delay or termination; the timing and outcome of research, development and regulatory review and feedback is uncertain; we expect to need additional funds to advance all of our programs, and you and others may not agree with the manner in which we allocate our resources; topline data may not accurately reflect the complete results of a particular study or trial; results of clinical trials and other studies are subject to different interpretations and may not be predictive of future results; new data may be unexpected or unfavorable; our drug candidates may not advance in development or be approved for marketing; clinical trials and other studies may not proceed at the time or in the manner expected or at all; enrolling patients in our ongoing and intended clinical trials is competitive and challenging; the duration and severity of the recent coronavirus disease (COVID-19) pandemic, including but not limited to the impact on Arena's clinical operations, the operations of Arena's suppliers, partners, collaborators, licensees, and capital markets, which in each case remains uncertain; clinical and nonclinical data is voluminous and detailed, and regulatory agencies may interpret or weigh the importance of data differently and reach different conclusions than Arena or others, request additional information, have additional recommendations or change their guidance or requirements; data and information related to our programs may not meet regulatory requirements or otherwise be sufficient for further development, regulatory review, partnering or approval at all or on our projected timeline; other risks related to developing, seeking regulatory approval of and commercializing drugs, including regulatory, manufacturing, supply and marketing issues and drug availability; Arena's and third parties' intellectual property rights; competition; reimbursement and pricing decisions; risks related to relying on partners and other third parties; and satisfactory resolution of litigation or other disagreements. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our Securities and Exchange Commission (SEC) filings, including under the heading “Risk Factors.” We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law

Etrasimod Potential Best-in-Disease S1P Receptor Modulator with Broad Potential Applicability


60-80%

of IBD patients currently not in remission at **1 Year**[1,2]

Etrasimod Intrinsic Design Features

Receptor Pharmacology

- Highly specific $S1P_{1,4,5}$
- No evidence of off-target activity

Pharmacodynamics

- Rapid On-Rate (treating flare)
- Rapid Off-Rate (infection control)

Control

- Strong durable remission rates observed and generally well tolerated safety with no titration
- No elevated LFTs, abnormal PFTs, macular edema

Convenience

- Oral, once-daily
- Minimal monitoring expected

$24B+ Market Opportunity Across GI[3]

ARENA PHARMACEUTICALS

Source: 1. Arena Quantitative Market Research, March 2018.; 2. Dahlhamer JM, et al. MMWR Morb Mortal Wkly Rep 2016;65:1166–1169.; 3. UC & CD Disease Landscape & Forecast Reports. DRG. 2018

September 2020 • 3

Etrasimod Global Phase 3 Program in UC

Overview of Registration Program


DAY 1
WEEK 12
WEEK 52
Moderately to Severely Active UC
12-Week Treatment Period
40-Week Treatment Period
Endpoints
ELEVATE UC 52
52-Week Treat-through Trial
R
2:1
N ~372
Etrasimod, 2 mg (N ~248)
Placebo (N ~124)
Primary Endpoint
Week 12, week 52 clinical remission (modified Mayo Clinic score)
ELEVATE UC 12
12-Week Induction Trial
R
2:1
N ~330
Etrasimod, 2 mg (N ~220)
Placebo (N ~110)
Primary Endpoint
Week 12 clinical remission (modified Mayo Clinic score)
ELEVATE UC OLE
Open-label Extension Trial
Patients participated in either ELEVATE UC-52 or ELEVATE UC-12
Open-Label Extension

ARENA PHARMACEUTICALS

September 2020 • 4

ELEVATE UC Program On Track To Readout Q4 2021 ELEVATE UC 52 enrollment remains on track with completion of enrollment expected by end of Q4 2020, with ELEVATE UC Program topline data readout scheduled for Q4 2021 First patient dosed in ELEVATE UC 12 study confirms that the ELEVATE UC registrational program remains on track Recently published editorial from Thought Leaders in IBD space affirms decision to continue ELEVATE Program through pandemic September 2020 •

Feedback From Stakeholders Has Identified a Significant Unmet Need in the UC Market Convenient Delivery Oral therapy with comparable efficacy to current biologics Durable Response Replace long-term use of anti-TNFs, which can lose effectiveness Trusted Option Beyond 5-ASA Safe, oral step-up therapy that induces and maintains remission 1 3 2 Stakeholders are in alignment that there is a gap in therapies to treat patients that have failed or are sub-optimally controlled on conventional therapies (e.g. 5-ASA) ! Providers: Payers/IDNs: Patients: It’s clear that the profile of ETR is perfect for moderate patients that have failed 5-ASA.” Thought Leader, Midwest Academic Center There is a need for innovation in this class that can provide durable remission without costly dose escalation and frequency.” Plan Administrator, Top US National Health Plan I was always reluctant to go anywhere near biologics at such a young age especially with cancer being common in my family, I didn’t want to take the chance of being on biologics long term. I never overcame that concern and chose surgery before I chose biologics.” L., 19 years old September 2020 •

Source: Arena data on file. Market Research Supports Etrasimod as Potential Market Leader in UC Market Future Preference „ Expanding Oral Market ¢ Novel Oral ¢ Biologics 81% S1P vs. JAK ¢ S1P Modulator ¢ JAK Inhibitor Etrasimod vs. Ozanimod ¢ Etrasimod ¢ Ozanimod 64% 32% September 2020 •

Broad Group of Sub-Optimally Controlled Patients Eligible for Advanced Therapy, But Reluctant Due to Risk/Benefit Profile Symptom Worsening Aminosalicylate Corticosteroids / Immunosupressives Biologics Cyclosporine /JAKs Tacrolimus / Surgery Sub-optimal control on conventional Tx Advanced Tx Patients Maintained Conventional Tx Patients September 2020 •

GLADIATOR-UC – Expected to Initiate Early 2021 Subject Screening: During ELEVATE UC enrollment period After ELEVATE UC completes enrollment MMS 4-9, with ES ≥ 2 & RB ≥1 MMS 4-6, with ES ≥ 1 MMS 4-6, with ES ≥ 1 September 2020 • MMS: Modified Mayo Score; ES: Endoscopic Score; RB: Rectal Bleeding

Focus on Patients Sub-Optimally Controlled on Conventional Tx Symptom Worsening Aminosalicylate Corticosteroids / Immunosupressives Biologics Cyclosporine /JAKs Tacrolimus / Surgery Sub-optimal control on conventional Tx Advanced Tx Patients Maintained Conventional Tx Patients September 2020 •

Etrasimod Ph 2/3 Program in Crohn's Disease

CULTIVATE

The addition of Sub-Study A to the Ph 2/3 CULTIVATE program is expected to provide supportive data (safety, tolerability, efficacy) for dose selection and facilitate a data read-out in 2021

Primary Efficacy Endpoints ‡

- Proportion of subjects with endoscopic response
- Proportion of subjects with clinical remission by Crohn's Disease Activity Index (CDAI)

Study Detail

- Ph 2 portion of program includes dose-ranging testing the safety and efficacy of etrasimod 2 mg and 3 mg
- Ph 3 will include 2 induction trials with re-randomization of clinical responders into a single maintenance trial


Phase 2
Sub-Study A
14-Week Induction
52-Week Extension
Etrasimod 2 mg
Etrasimod 3 mg
Data
Phase 2b
Sub-Study 1
14-Week Induction*
Etrasimod 2 mg
Etrasimod 3 mg
Placebo
Phase 2/3 operationally seamless design
Phase 3
Sub-Study 2
14-Week Induction*†
Etrasimod Ph 3 dose
Placebo
Sub-Study 3
Maintenance †
Etrasimod Ph 3 dose
Sub-Study 4
Extension
Long-term Extension
Phase 3
Phase 3 Induction
14-Week Induction*†
Etrasimod Ph 3 dose
Placebo
Second registrational Phase 3 study

ARENA PHARMACEUTICALS

*Subjects who do not meet response criteria at Week 14 will enter a 6-week Extended Induction Period
† Sub-studies 2, 3 and phase 3 induction will begin with both 2 and 3 mg doses until dose selection is determined at the completion of Sub-Study 1
‡ Primary efficacy endpoints for Sub-study 2 and Phase 3 induction. Sub-study A primary endpoint is safety and sub-study 1 is endoscopic response

September 2020 • 11

Catalyst Horizon

H2 2020	H1 2021	H2 2021	H1 2022	H2 2022
Etrasimod Complete ELEVATE UC 52 Enrollment		**Etrasimod** ELEVATE UC 12 Ph 3 Data	**Etrasimod** UC NDA Submission	
Etrasimod ADVISE (AD) Ph 2b Data		**Etrasimod** ELEVATE UC 52 Ph 3 Data		
APD418 Ph 1 Data		**Etrasimod** AA Ph 2 Data		

! COVID-19 IMPACTED / TIMELINES DEPENDENT

H2 2020	H1 2021	H2 2021	H1 2022	H2 2022
	Olorinab CAPTIVATE (IBS Pain) Ph 2b Data	**Etrasimod** CULTIVATE (CD) Ph 2 Data	**Etrasimod** EoE Ph 2b Data	**Etrasimod** CD Ph 3 Data
		APD418 Ph 2a Data		

New IND(s)

Legend: GI · Derm · GI / Pain · CV · I&I/Neuro

ARENA PHARMACEUTICALS

September 2020 • 12